UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 30, 2010

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)           Our Board of Directors approved amended and restated articles of incorporation (the “Amended and Restated Articles”), which consolidates various amendments to our articles and eliminates provisions which have been deleted by authorization of our shareholders.  Our Amended and Restated Articles became effective upon filing with the Minnesota Secretary of State on August 30, 2010.  Our Amended and Restated Articles is attached hereto as Exhibit 3 and incorporated herein by reference in response to this Item 5.03(a).

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: August 31, 2010	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3	Amended and Restated Articles of Incorporation of the Registrant.